UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 5, 2004

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On May 5, 2004, Legg Mason, Inc. announced its results of operations for the quarter and fiscal year ended March 31, 2004. A copy of the related press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: May 5, 2004	By:	/s/ Robert F. Price

Robert F. Price
Senior Vice President, Secretary
and General Counsel

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LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99	Press Release of Legg Mason, Inc. dated May 5, 2004.

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